Exhibit 99.1

Proforma
Unaudited Condensed Financial Information
Reflecting the Effects of the Acquisition

Introduction

The following unaudited condensed financial information presents the proforma unaudited consolidated balance sheets of Mod Hospitality, Inc. (f/k/a PSPP Holdings, Inc.) and Subsidiaries as of June 30, 2008 along with the proforma unaudited consolidated statements of operations for the three and six month periods ended June 30, 2008 and 2007 and the proforma unaudited consolidated statements of cash for the six months ended June 30, 2008 and 2007.  The information contained in these proforma unaudited statements were derived from the 10-QSBs of PSPP Holdings, Inc. as filed with the SEC, the internally prepared financial statements of ECV Holdings, Inc. and subsidiaries for the respective periods presented.

The following unaudited condensed financial information presents the proforma unaudited consolidated balance sheets of ECV Holdings, Inc. and Subsidiaries as of June 30, 2008 along with the proforma unaudited consolidated statements of operations for the three and six month periods ended June 30, 2008 and 2007 and the proforma unaudited consolidated statements of cash flows for the six months ended June 30, 2008 and 2007.  The information contained in these proforma unaudited statements were derived from the 10-QSBs of PSPP Holdings, Inc. as filed with the SEC, the internally prepared financial statements of ECV Holdings, Inc. and subsidiaries and the audited combined financial statements of ECRV Hanover Hospitality Leaseco, LLC, ECRV Clinton Leaseco, LLC, and ECRV FM Leaseco, LLC. for the respective dates and periods presented.

The audited combined financial statements of ECRV Hanover Hospitality Leaseco, LLC, ECRV Clinton Leaseco, LLC, and ECRV FM Leaseco, LLC. for the year ended December 31, 2007 is being presented for comparison purposes only.

The unaudited condensed financial information that is being presented herein Exhibit 99.1 is not necessarily indicative of the results that actually would have occurred if the acquisition had been completed on the assumed date(s) nor are the statements necessarily indicative of future consolidated financial position or earnings.

All of the information, as presented, should be read in conjunction with Mod Hospitality, Inc. ‘s (f//k/a PSPP Holdings, Inc.) securities filings with the SEC under its current ticker symbol of “MODY”, the audited combined financial statements of ECRV Hanover Hospitality Leaseco, LLC, ECRV Clinton Leaseco, LLC, and ECRV FM Leaseco, LLC. for the year ended December 31, 2007 as presented elsewhere in this Form 8-K  filing and the share exchange agreements  that were effective in May 2008 and October 2008 also presented elsewhere in this From 8-K filing.

Mod Hospitality, Inc. (f/k/a PSPP Holdings, Inc.) and Subsidiaries
ECV Holdings, Inc. and Subsidiaries

Index to Financial Statements

June 30, 2008

Mod Hospitality, Inc. (f/k/a PSPP Holdings, Inc.) and Subsidiaries

Proforma Unaudited Consolidated Balance Sheets	1

Proforma Unaudited Consolidated Statements of Operations	3

Proforma Unaudited Consolidated Statements of Casf Flows	4

ECV Holdings, Inc. and Subsidiaries

Proforma Unaudited Consolidated Balance Sheets	5

Proforma Unaudited Consolidated Statements of Operations	7

Proforma Unaudited Consolidated Statements of Cash Flows	8

Mod Hospitality, Inc. (f/k/a PSPP Holdings, Inc.) and Subsidiaries
Proforma Unaudited Consolidated Balance Sheets

Assets
			Consolidated
	PSPP Holdings, Inc.	ECV Holdings, Inc.	Proforma
	6/30/2008	6/30/2008	6/30/2008
	Unaudited	Unaudited	Unaudited
Current assets
Cash	$7	$1,483,728	$1,483,735
Accounts receivable	-	122,758	122,758
Prepaid expenses	-	33,452	33,452
Ledger accounts	-	48,287	48,287
Inventory	-	1,469	1,469

Total current assets	7	1,689,694	1,689,701

Fixed assets
Construction in progress (PIP)	-	295,669	295,669
Furniture and fixtures	-	3,720,925	3,720,925
Less: accumulated depreciation	-	(605,956)	(605,956)

Total fixed assets	-	3,410,639	3,410,639

Other assets
Investments	58,000	-	58,000
Franchise fee, net	-	135,900	135,900
Deposits	-	41,103	41,103

Total other assets	58,000	177,003	235,003

Total assets	$58,007	$5,277,336	$5,335,343

The financial information presented herein has been prepared by management without audit by independent certified public accountants

PSPP Holdings, Inc and Subsidiaries
Proforma Unaudited Consolidated Balance Sheets

Liabilities and Stockholders' Equity

	PSPP Holdings, Inc.	ECV Holdings, Inc.	Consolidated Proforma
	6/30/2008	6/30/2008	6/30/2008
	Unaudited	Unaudited	Unaudited
Current liabilities
Accounts payable and accrued expenses	$-	948,456	948,456
Loans payable	294,561	-	294,561
Accrued salaries and wages	-	100,171	100,171
Management fees payable	-	37,029	37,029
Taxes payable, rooms	-	67,828	67,828
Taxes payable, other	-	273,511	273,511

Total liabilities	294,561	1,426,995	1,721,556

Long term liabilities
Advances from shareholder	-	260,000	260,000

Total liabilities	294,561	1,686,995	1,981,556

Commitments and contingencies	-	-	-

Stockholders' equity
Preferred stock	10,000	-	10,000
Common stock	680	-	680
Additional paid-in capital	5,457,150	4,338,797	9,795,947
Accumulated deficit	(5,704,384)	(748,456)	(6,452,840)

Total stockholders' equity (deficit)	(236,554)	3,590,341	3,353,787

Total liabilities and stockholders' equity	$58,007	$5,277,336	$5,335,343

The financial information presented herein has been prepared by management without audit by independent certified public accountants

PSPP Holdings, Inc and Subsidiaries
Proforma Unaudited Consolidated Statements of Operations

	For the three	For the three	For the six	For the six
	months ended	months ended	months ended	months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
	Unaudited	Unaudited	Unaudited	Unaudited
Revenue
Rooms	$2,996,922	$1,370,371	$5,931,122	$2,515,411
Food and beverage	28,929	28,233	66,160	47,520
Other income	256,295	29,715	487,558	149,870

Total operating revenue	3,282,146	1,428,319	6,484,840	2,712,801

Operating expenses
Rooms	781,605	318,803	1,461,848	584,931
Food and beverage	8,454	3,675	22,665	6,663
Rent	825,366	615,673	1,897,518	1,140,135
Management and franchise fees	342,260	225,264	767,853	408,092
General and administrative	257,495	98,823	539,928	179,193
Depreciation and amortization	180,531	11,031	361,061	22,063
Other expenses	511,535	216,234	1,319,632	415,758

Total operating expenses	2,907,246	1,489,503	6,370,505	2,756,835

Income (loss) from operations	374,901	(56,069)	114,335	(121,309)

Other income (expenses)
Forgiveness of debt income	255,189	-	255,189	-
Write-off of investments	(300,000)	-	(300,000)	-
Interest income	531	1,460	1,193	1,997
Interest expense	(7,072)	-	(399,464)	(25,105)

Total other (income) expense	(51,352)	1,460	(443,082)	(23,108)

Income (loss) before provision
for income taxes	323,549	(54,609)	(328,747)	(144,417)

Provision for income taxes	-	-	-	-

Net income (loss)	$323,549	$(54,609)	$(328,747)	$(144,417)

Weighted average number of common
shares outstanding	644,499	574,994	671,750	574,994

Basic and diluted (loss) per common share	$0.50	$(0.09)	$(0.49)	$(0.25)

The financial information presented herein has been prepared by management without audit by independent certified public accountants

PSPP Holdings, Inc and Subsidiaries
Proforma Unaudited Consolidated Statements of Cash Flows

	For the six	For the six
	months ended	months ended
	June 30, 2008	June 30,2007
	Unaudited	Unaudited
Cash flows from operating activities:
Net loss	$(336,201)	$(144,417)
Adjustments to reconcile net income (loss) from operations to net cash provided by operating activities:
Depreciation and amortization	380,693	24,213
(Increase) decrease in:
Accounts receivable	(14,936)	(16,781)
Prepaid expenses	101,038	(15,306)
Ledger accounts	130,738	(17,963)
Inventory	(1,469)	(29,999)
Escrow reserves	(54,956)	17,723
Deposits	(23,691)	-
Increase (decrease) in:
Accounts payable and accrued expenses	421,144	225,930
Accrued salaries and wages	9,027	7,705
Management fees payable	(70)	10,357
Taxes payable, rooms	(1,386)	(35,891)
Taxes payable, other	127,373	119,532
Other	235,082	-
Net cash provided by operating activities	972,385	145,103
Cash flows from investing activates
Property improvement plan (PIP)	(295,669)	-
Net cash (used in) investing activities	(295,669)	-
Cash flows from financing activities
Settlement: legal	-	4,895
Increase in loans	-	(53,452)
Capital contributions	-	3,000
Net cash (used in) financing activities	-	(45,557)
Net increase in cash and cash equivalents	676,716	99,546
Cash and cash equivalents, beginning of period	807,012	347,021
Cash and cash equivalents, end of period	$1,483,728	$446,567
Supplemental disclosure of cash flow information:
Interest paid	392,392	-
Taxes paid	$-	$-

The financial information presented herein has been prepared by management without audit by independent certified public accountants

ECV Holdings Inc. and Subsidiaries
Unaudited Consolidated Balance Sheets

Assets
	6/30/2008	12/31/2007
	Unaudited	Audited
Current assets
Cash	$1,483,728	$806,806
Accounts receivable	122,758	107,821
Prepaid expenses	33,452	134,490
Ledger accounts	48,287	179,025
Inventory	1,469	-

Total current assets	1,689,694	1,228,142

Fixed assets
Property improvement plan (PIP)	295,669	-
Furniture and fixtures	3,720,925	3,727,591
Less: accumulated depreciation	(605,956)	(233,863)

Total fixed assets	3,410,639	3,493,728

Other assets
Escrow reserves	-	(54,956)
Franchise fee, net	135,900	144,500
Deposits	41,103	17,412

Total other assets	177,003	106,956

Total assets	$5,277,336	$4,828,826

The financial information presented herein has been prepared by management without audit by independent certified public accountants

ECV Holdings Inc. and Subsidiaries
Unaudited Consolidated Balance Sheets

Liabilities and Stockholders' Equity
	6/30/2008	12/31/2007
	Unaudited	Audited

Current liabilities
Accounts payable and accrued expenses	$948,456	$351,361
Accrued salaries and wages	100,171	91,144
Management fees payable	37,029	35,164
Taxes payable, rooms	67,828	69,214
Taxes payable, other	273,511	146,138

Total liabilities	1,426,995	693,021

Long term liabilities
Advances from shareholder	260,000	260,000

Total liabilities	1,686,995	953,021

Commitments and contingencies	-	-

Stockholders' equity
Capital stock	-	-
Additional paid-in capital	4,338,797	4,349,121
Accumulated deficit	(748,456)	(473,316)

Total stockholders' equity	3,590,341	3,875,805

Total liabilities and stockholders' equity	$5,277,336	$4,828,826

The financial information presented herein has been prepared by management without audit by independent certified public accountants

ECV Holdings Inc. and Subsidiaries
Unaudited Consolidated Statements of Cash Flows

	For the three	For the three	For the six	For the six
	months ended	months ended	months ended	months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30,2007
	Unaudited	Unaudited	Unaudited	Unaudited
Cash flows from operating activities:
Net loss	$179,440	$164,449	$(276,864)	$(119,312)
Adjustments to reconcile net income (loss) from
operations to net cash provided by operating activities:
Depreciation and amortization	186,046	25,740	380,693	22,063
(Increase) decrease in:
Accounts receivable	(19,159)	(41,060)	(14,936)	(16,781)
Prepaid expenses	114,217	(6,415)	101,038	(15,306)
Ledger accounts	19,578	16,466	130,738	(17,963)
Inventory	(424)	-	(1,469)	(29,999)
Escrow reserves	(178,185)	(1,801)	(54,956)	17,723
Deposits	(28,412)	-	(23,691)	-
Increase (decrease) in:
Accounts payable and accrued expenses	198,750	(86,704)	597,095	166,853
Accrued salaries and wages	3,097	(1,075)	9,027	7,705
Management fees payable	(7,009)	1,292	(70)	10,357
Taxes payable, rooms	(25,442)	(53,668)	(1,386)	(35,891)
Taxes payable, other	125,396	94,477	127,373	119,532
Net cash provided by operating activities	567,892	111,701	972,591	108,981

Cash flows from investing activities:
Property improvement plan (PIP)	(157,741)	-	(295,669)	-
Net cash (used in) investing activities	(157,741)	-	(295,669)	-

Cash flows from financing activities:
Proceeds from additional capital contributions	-	73,000	-	3,000
Net cash provided by financing activities	-	73,000	-	3,000

Net increase in cash and cash equivalents	410,151	184,701	676,922	111,981
Cash and cash equivalents, beginning of period	1,073,577	261,866	806,806	334,586
Cash and cash equivalents, end of period	$1,483,728	$446,567	$1,483,728	$446,567

Supplemental disclosure of cash flow information:
Interest paid	-	-	392,392	-
Taxes paid	$-	$-	$-	$-

The financial information presented herein has been prepared by management without audit by independent certified public accountants